UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2015

CHART ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-35762	45-28532218
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o The Chart Group, L.P. 555 Fifth Avenue, 19th Floor New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-350-1150

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

 Amendment to Agreement and Plan of Merger

On March 20, 2015, Chart Acquisition Corp., a Delaware corporation (“Chart” or the “Company”), entered into a First Amendment to Merger Agreement (the “Amendment”) with the other parties to the Agreement and Plan of Merger, dated as of January 5, 2015 (the “Merger Agreement”), by and among Tempus Applied Solutions, LLC, a Delaware limited liability company (“Tempus”), the holders of Tempus’ membership interests named in the Merger Agreement (the “Members”), Benjamin Scott Terry and John G. Gulbin III, together, in their capacity under the Merger Agreement as the representative of the Members for the purposes set forth therein (the “Members’ Representative”), Chart, Tempus Applied Solutions Holdings, Inc. (“Tempus Holdings”), a Delaware corporation and a wholly-owned subsidiary of Chart which will be the holding company for Tempus and Chart following the consummation of the business combination between Chart and Tempus set forth in the Merger Agreement (the “Business Combination”), Chart Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Tempus Holdings (“Chart Merger Sub”), TAS Merger Sub LLC, a Delaware limited liability company and a wholly-owned subsidiary of Tempus Holdings (“Tempus Merger Sub”), Chart Acquisition Group LLC, in its capacity under the Merger Agreement as the representative of the equity holders of Chart and Tempus Holdings (other than the Members and their successors and assigns) in accordance with the terms thereof (the “Chart Representative”) and, for the limited purposes set forth therein, Chart Acquisition Group LLC (the “Sponsor”), Joseph Wright and Cowen Investments LLC (“Cowen”) (together, the “Warrant Offerors”), to amend certain of the terms of the Merger Agreement.

The terms of the Amendment provide for a reduction in the base value of the merger consideration to be received by the Members at the closing of the Business Combination (the “Closing”) from $52.5 million to $37.0 million, decreasing the aggregate number of shares of Tempus Holdings common stock to be delivered at the Closing from 5,250,000 shares to 3,700,000 shares, subject to certain adjustments based on Tempus’ working capital and/or debt as of the Closing and for indemnification payments under the Merger Agreement after the Closing, plus the right to receive additional shares of Tempus Holdings common stock as earn-out payments (such shares, the “Earn-out Shares”) in accordance with the Merger Agreement (as amended by the Amendment, as described below).

The Amendment also revises the earn-out provisions of the Merger Agreement to (i) extend the end of the measurement period during which the Members are eligible to receive the Earn-out Shares from June 30, 2016 to December 31, 2017, so that the earn-out period runs from January 1, 2015 to December 31, 2017, and (ii) add an additional earn-out payment of 1,550,000 Earn-out Shares if the trailing twelve month consolidated earnings before interest, taxes, depreciation and amortization, as adjusted to account for normal operations, of Tempus Holdings and its subsidiaries exceeds $14,100,00 for any two consecutive fiscal quarters during the earn-out period, so that the Members are eligible to receive a total of 6,300,000 Earn-out Shares under the Merger Agreement.

In addition, the Amendment (i) decreases the aggregate deductible for most indemnification claims based on breaches of representations and warranties from $500,000 to $350,000 and (ii) eliminates any obligations of Chart or Tempus Holdings under the Merger Agreement to be listed on the Nasdaq Capital Market or comply with its listing requirements.

A copy of the Amendment is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference, and the foregoing description of the Amendment is qualified in its entirety by reference thereto.

Item 7.01 Regulation FD Disclosure

Attached as Exhibit 99.l to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference is the Company’s updated investor presentation that will be used by the Company in its discussions and meetings with certain existing and potential stockholders of the Company regarding the Business Combination.

The foregoing (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

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Additional Information

On January 9, 2015, Tempus Holdings filed with the SEC a Registration Statement on Form S-4 (as it may be amended, the “Registration Statement”), which includes a preliminary proxy statement of Chart and a prospectus in connection with the Business Combination. The definitive proxy statement and other relevant documents will be mailed to stockholders of Chart as of a record date to be established for voting on the Business Combination. Stockholders of Chart and other interested persons are advised to read the preliminary proxy statement and amendments thereto, and, when available, the definitive proxy statement, in connection with Chart’s solicitation of proxies for the special meeting to be held to approve the Business Combination because these documents will contain important information about Chart, Tempus and the Business Combination. Stockholders may also obtain copies of the Registration Statement and the proxy statement/prospectus, without charge, on the SEC’s website at www.sec.gov or by directing a request to Chart by contacting its Secretary, Michael LaBarbera, c/o The Chart Group, L.P., 555 5th Avenue, 19th Floor, New York, New York 10017, at (212) 350-8200 or at mlab@chartgroup.com.

Participants in the Business Combination

Tempus Holdings, Chart, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Chart in connection with the Business Combination. Information regarding the officers and directors of Chart is set forth in Chart’s annual report on Form 10-K, which was filed with the SEC on March 10, 2015. Additional information regarding the interests of such potential participants is included in the Registration Statement (and will be included in the definitive proxy statement/prospectus for the Business Combination) and other relevant documents filed with the SEC.

Forward-Looking Statements

This report contains forward-looking statements that involve risks and uncertainties concerning the Business Combination, Tempus’ expected financial performance, as well as its strategic and operational plans. Actual events or results may differ materially from those described in this report due to a number of risks and uncertainties. These risks and uncertainties could cause actual results or outcomes to differ materially from those indicated by such forward looking-statements. These risks and uncertainties include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement between Chart, Tempus and related parties; (2) the outcome of any legal proceedings that may be instituted against Chart, Tempus or others following announcement of the Merger Agreement and the transactions contemplated therein; (3) the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders of Chart; (4) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals required to complete the transactions contemplated by the Merger Agreement; (5) the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the transactions described herein; (6) the inability to recognize the anticipated benefits of the Business Combination; (7) costs related to the Business Combination; (8) changes in applicable laws or regulations; (9) the possibility that Tempus may be adversely affected by other economic, business, and/or competitive factors; and (10) other risks and uncertainties indicated from time to time in filings with the SEC by Chart or Tempus Holdings.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	First Amendment to the Agreement and Plan of Merger, dated March 20, 2015, by and among Tempus Applied Solutions, LLC, the Members of Tempus Applied Solutions, LLC, the Members’ Representative, Chart Acquisition Corp., Tempus Applied Solutions Holdings, Inc., Chart Merger Sub Inc., TAS Merger Sub LLC, the Chart Representative and the Warrant Offerors

99.1	Investor Presentation dated March 2015

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHART ACQUISITION CORP.

Date: March 20, 2015	By:	/s/ Michael LaBarbera
Name: Michael LaBarbera
Title: Chief Financial Officer

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